EXECUTION VERSION AMENDMENT NO. 6 TO REVOLVING CREDIT AGREEMENT This Amendment No. 6 to Revolving Credit Agreement, dated as of July 14, 2020 (this “Amendment”), is among BRIGGS & STRATTON CORPORATION, a Wisconsin corporation (the “Lead Borrower”), each other Loan Party, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and the lenders party hereto (the “Lenders”). Capitalized terms used and not otherwise defined herein have the definitions provided therefor in the Credit Agreement referenced below. W I T N E S S E T H: WHEREAS, the Lead Borrower, the other Borrowers from time to time party thereto, the Lenders (as defined therein) from time to time party thereto and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of September 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); WHEREAS, pursuant to Section 13.12 of the Credit Agreement, the Loan Parties party to the Credit Agreement, the Administrative Agent and the Required Lenders may amend the Credit Agreement; and WHEREAS, the Lead Borrower has requested that the Administrative Agent and the Required Lenders amend, and the Administrative Agent and the Required Lenders have agreed to amend, the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows: 1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that: (a) Section 2.03 is hereby amended to add the following sentence at the end of such Section: Notwithstanding anything contained in this Agreement, from and after July 13, 2020, any Borrowing by a U.S. Borrower shall be in U.S. Dollars only and shall be comprised entirely of Base Rate Loans and no U.S. Borrower shall be permitted to request LIBO Rate Loans hereunder. (b) The last sentence of Section 2.08(e) of the Credit Agreement is hereby amended by deleting the words “and the Administrative Agent, at the request of the Required Lenders, so notifies the Lead Borrower”. (c) Section 2.08 of the Credit Agreement is hereby amended to add a new clause (f) which shall read as follows: (f) Notwithstanding anything contained in this Agreement, from and after July 13, 2020, no Borrowing by a U.S. Borrower in U.S. Dollars may be converted or continued as Borrowings of LIBO Rate Loans and all such Borrowings shall be comprised entirely of Base Rate Loans. US-DOCS\116967419.4

(d) Section 11.01(o) of the Credit Agreement is hereby amended by replacing the words “July 15, 2020” therein with the words “July 19, 2020”. 2. Conditional Limited Waiver. The Lead Borrower has requested the Administrative Agent and the Required Lenders to waive the occurrence of any Default or Event of Default occurring under Section 11.01(f) of the Credit Agreement as a result of the Borrower’s failure to pay interest in respect of the Senior Notes on July 15, 2020 (the “Specified Default”). In reliance on the representations and warranties of the Lead Borrower set forth in Section 4 below, and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders party hereto and the Administrative Agent hereby waive the Specified Default but, for the avoidance of doubt, not any other Default or Event of Default; provided that the foregoing waiver shall be null, void and of no further force and effect, and the Administrative Agent and Lenders shall have all the rights and remedies afforded by the Credit Agreement and the other Loan Documents as if such waiver had never been granted immediately upon the occurrence of a Noteholder Enforcement Action. This specific limited conditional waiver applies only to the Specified Default and only for the express circumstances described above. This specific waiver shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent or any Lender pursuant to the Credit Agreement or any other Loan Document or other applicable law or (ii) a custom or course of dealing or a consent to any departure by the Lead Borrower or any other Loan Party from any other term or requirement of the Credit Agreement or any other Loan Document. This Section 2 is a limited conditional waiver and shall not be deemed to constitute a waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right, power or remedy that Administrative Agent and the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or other applicable law. For purposes of this Section 2, “Noteholder Enforcement Action” shall mean, for any holder of the Senior Notes and/or any indenture trustee, agent or other representative thereof, (a) to take from or for the account of the Lead Borrower or any of its Subsidiaries (“Briggs Party”) by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by such Briggs Party with respect to any Indebtedness under the Senior Notes (such Indebtedness, the “Specified Debt”), (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against any Briggs Party to (i) enforce payment of or to collect the whole or any part of the Specified Debt, (ii) commence or join with other Persons to commence any voluntary or involuntary insolvency, bankruptcy, receivership, interim-receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of any Briggs Party, initiated under any Debtor Relief Laws, or (iii) commence judicial or private enforcement of any of the rights and remedies under the documents evidencing or otherwise relating to the Specified Debt or applicable law with respect to the Specified Debt, (c) to accelerate all or any portion of the Specified Debt, (d) to take any action to enforce any rights or remedies with respect to the Specified Debt, (e) to exercise any conversion option to convert the Specified Debt into equity or put option or to cause any Briggs Party to honor any redemption or mandatory prepayment obligation under any document evidencing or otherwise relating to the Specified Debt or (f) directly or indirectly support any action described in (a) to (e) above taken by any other Person. 3. Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that: (a) the Administrative Agent shall have received counterparts to this Amendment, duly executed by each Loan Party, the Administrative Agent and Lenders constituting the Required Lenders; and 2

(b) the Administrative Agent and its Affiliates shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrowers in connection with this Amendment and the other Loan Documents. 4. Representations and Warranties. To induce the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that: (a) This Amendment and the Amended Credit Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, administration, examinership, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing; and (b) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default (other than the Specified Default) has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty). 5. Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each Loan Party consents to this Amendment and reaffirms the terms and conditions of the Guarantee Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Amended Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Amended Credit Agreement and as the same may from time to time hereafter be amended, modified or restated. 6. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in any other Loan Document to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof,” and words of like import), shall mean and be a reference to the Amended Credit Agreement and this Amendment and the Credit Agreement shall be read together and construed as a single instrument referred to herein as the Amended Credit Agreement. (b) Except as expressly amended hereby, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed. (c) The Liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations (and all filings with any Governmental 3

Authority in connection therewith) are in all respects continuing and in full force and effect with respect to all Obligations, in each case in accordance with and to the extent contemplated by the terms of the respective Loan Documents. (d) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. (e) This Amendment is a Loan Document under (and as defined in) the Credit Agreement. 7. Miscellaneous. (a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. (b) Headings. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. (c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. 8. Release; Loan Party Acknowledgment. (a) In consideration of, among other things, the Administrative Agent’s and the Lenders’ execution and delivery of this Amendment, each of the Lead Borrower and the other Loan Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors, and assigns (collectively, the “Releasors”), hereby absolutely, unconditionally, irrevocably, and forever agrees and covenants not to sue or prosecute (at law, in equity, in any regulatory proceeding, or otherwise) against any Releasee (as hereinafter defined) and hereby forever waives, releases, and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off, and recoupment), defenses, affirmative defenses, actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, agreements, provisions, liabilities, demands, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever (collectively, the “Claims”) that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against the Administrative Agent, the Collateral Agent, the Australian Security Trustee, the Issuing Banks, the Swingline Lender and/or any or all of the Lenders and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, partners, employees, agents, attorneys, insurers, and other representatives of each of the foregoing (collectively, the “Releasees”), in each case based 4 in whole or in part on facts, whether or not now known, existing on or before the date of this Amendment, in each case that relate to, arise out of, or otherwise are in connection with: (i) any or all of the Loan Documents or financing transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Lead Borrower and the other Loan Parties, on the one hand, and any or all of the Administrative Agent, the Collateral Agent, the Australian Security Trustee, the Issuing Banks, the Swingline Lender and/or any or all of the Lenders, on the other hand, relating to any or all of the documents, transactions, actions, or omissions referenced in clause (i) hereof. The receipt by the Lead Borrower or any other Loan Party of any Loans or other financial accommodations made by any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Amendment, the Lead Borrower and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts, or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts, and/or omissions or the accuracy, completeness, or validity hereof. If the Lead Borrower, any other Loan Party, any other Releasor or any of their successors, assigns, or other legal representatives violates the covenant in this Section 8(a), the Lead Borrower and the other Loan Parties, each for itself and its successors, assigns, other Releasors and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Releasee as a result of such violation. The provisions of this Section 8(a) (the “Release Provisions”) shall survive the termination of this Amendment, the Amended Credit Agreement, and the other Loan Documents and payment in full of the Obligations. (b) The Lead Borrower and the other Loan Parties acknowledge and agree that the Administrative Agent and the Lenders are entering into this Amendment in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in the Release Provisions and the other covenants, agreements, representations, and warranties of the Lead Borrower and the other Loan Parties hereunder. [Remainder of Page Intentionally Left Blank] 5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. BRIGGS & STRATTON CORPORATION, as Lead Borrower By: /s/ Andrea L. Golvach Name: Andrea L. Golvach Title: Vice President and Treasurer BRIGGS & STRATTON AG, as a Loan Party By: /s/ Mark A. Schwertfeger Name: Mark A. Schwertfeger Title: Member of the Board of Directors BRIGGS & STRATTON INTERNATIONAL AG, as a Loan Party By: /s/ Mark A. Schwertfeger Name: Mark A. Schwertfeger Title: Member of the Board of Directors BILLY GOAT INDUSTRIES, INC., as a Loan Party By: /s/ Andrea L. Golvach Name: Andrea L. Golvach Title: Treasurer ALLMAND BROS., INC., as a Loan Party By: /s/ Andrea L. Golvach Name: Andrea L. Golvach Title: Treasurer Signature Page to Amendment No. 6 to Credit Agreement

Signed, sealed and delivered by BRIGGS & STRATTON AUSTRALIA PTY. LIMITED ACN 006 576 656 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Mark A. Schwertfeger /s/ Andrea L. Golvach Signature of director Signature of director/secretary Mark A. Schwertfeger Andrea L. Golvach Name of director (print) Name of director/secretary (print) Signature Page to Amendment No. 6 to Credit Agreement

Signed, sealed and delivered by VICTA LTD ACN 000 341 640 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Mark A. Schwertfeger /s/ Andrea L. Golvach Signature of director Signature of director/secretary Mark A. Schwertfeger Andrea L. Golvach Name of director (print) Name of director/secretary (print) Signature Page to Amendment No. 6 to Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent By: /s/ John Morrone Name: John Morrone Title: Authorized Signer Signature Page to Amendment No. 6 to Credit Agreement

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Swiss Lender By: /s/ Kennedy A. Capin Name: Kennedy A. Capin Title: Authorized Officer Signature Page to Amendment No. 6 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender By: /s/ Brian Conole Name: Brian Conole Title: Senior Vice President Signature Page to Amendment No. 6 to Credit Agreement

BANK OF MONTREAL, as a Lender By: /s/ Sarah E. Fyffe Name: Sarah E. Fyffe Title: Vice President BANK OF MONTREAL, LONDON BRANCH, as a Lender By: /s/ Tom Woolgar Name: Tom Woolgar Title: MD By: /s/ Sylvain Martinez Name: Sylvain Martinez Title: MD, CRO EMEA Signature Page to Amendment No. 6 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Nykole Hanna Name: Nykole Hanna Title: Authorized Signatory WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a Lender By: /s/ Alison Powell Name: Alison Powell Title: Authorized Signatory Signature Page to Amendment No. 6 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Andrew Stredde_________ Name: Andrew Stredde Title: Vice President Signature Page to Amendment No. 6 to Credit Agreement

CIBC BANK USA, as a Lender By: /s/ Venkat Ravichandran_________ Name: Venkat Ravichandran Title: Officer Signature Page to Amendment No. 6 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ John P. Hecker_______ Name: John P. Hecker Title: Senior Vice President Signature Page to Amendment No. 6 to Credit Agreement

FIRST MIDWEST BANK, as a Lender By: /s/ Thomas Brennan _________ Name: Thomas Brennan Title: Vice President Signature Page to Amendment No. 6 to Credit Agreement